Summary Prospectus

January 31, 2015

Turner Midcap Growth Fund

• Institutional Class (TMGEX)

• Investor Class (TMGFX)

• Retirement Class (TMIIX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2015, are incorporated by reference into this summary prospectus.

Ticker Symbol — TMGEX – Institutional Class

Ticker Symbol — TMGFX – Investor Class

Ticker Symbol — TMIIX – Retirement Class

CUSIP — 900297763 – Institutional Class / 900297409 – Investor Class / 900297706 – Retirement Class

Fund Number — 1309 – Institutional Class / 899 – Investor Class / 1253 – Retirement Class

Investment Objective

The Turner Midcap Growth Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares	Retirement Class Shares
Investment Advisory Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.42%	0.42%	0.42%
Shareholder Servicing Fee	None	0.25%	0.25%
Total Annual Fund Operating Expenses	1.17%	1.42%	1.67%
Fee Waivers and Expense Reimbursements	(0.24)%[1]	(0.24)%[1]	(0.24)%[1]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	0.93%	1.18%	1.43%

1  Turner Investments, L.P. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of Institutional Class Shares, Investor Class Shares and Retirement Class Shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.93%, 1.18% and 1.43%, respectively, through January 31, 2016. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2016. Turner may discontinue this arrangement at any time after January 31, 2016. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

TURNER MIDCAP GROWTH FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Turner Midcap Growth Fund — Institutional Class Shares	$95	$348	$621	$1,399
Turner Midcap Growth Fund — Investor Class Shares	$120	$426	$754	$1,681
Turner Midcap Growth Fund — Retirement Class Shares	$146	$503	$885	$1,956

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal Strategy

The Turner Midcap Growth Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. For this purpose the Fund considers U.S. companies to include those companies headquartered or doing a substantial portion of their business in the United States. Midcap companies are defined by the Fund for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that generally approximate those of the Midcap Growth Index.

Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index. Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also sell a portion of the Fund's positions to adhere to capitalization or capacity constraints, or to adjust stock position size relative to the Midcap Growth Index.

The Fund may buy and sell securities frequently as part of its investment strategy. The Fund may also invest in foreign securities, including ADRs.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Fund is subject to risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section.

TURNER MIDCAP GROWTH FUND

Performance Information

The bar chart and the performance table below provide some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.turnerinvestments.com.

The performance of Institutional Class, Investor Class and Retirement Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Investor Class Shares from year to year for the past ten years.1

1  The performance information shown above is based on a calendar year. The Fund's Investor Class Shares commenced operations on October 1, 1996.

Best Quarter	Worst Quarter
23.48 (09/30/09)%	(28.69 (12/31/08))%

This table compares the Fund's average annual total returns for the periods ended December 31, 2014 to those of the Russell Midcap Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Investor Class Shares only and will vary for Institutional Class Shares and Retirement Class Shares. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Turner Midcap Growth Fund — Investor Class Shares
Before taxes on distributions	7.84%	12.77%	7.55%
After taxes on distributions	(3.05)%	9.01%	5.74%
After taxes on distributions and sale of shares	12.97%	9.88%	5.97%
Turner Midcap Growth Fund — Institutional Class Shares[1]	8.12%	13.06%	7.72%
Turner Midcap Growth Fund — Retirement Class Shares[2]	7.60%	12.51%	7.23%
Russell Midcap Growth Index[3]	11.90%	16.94%	9.43%

1  The inception date for Institutional Class Shares is June 16, 2008. Periods prior to June 16, 2008 represent the performance of Investor Class Shares.

2  The inception date for Retirement Class Shares is September 24, 2001.

3  The Russell Midcap Growth Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

What Is An Index?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

TURNER MIDCAP GROWTH FUND

Management

Investment Adviser

Turner Investments, L.P. ("Turner" or the "Adviser") serves as the investment adviser to the Midcap Growth Fund.

Portfolio Managers

Christopher K. McHugh, Senior Portfolio Manager/Global Equity Analyst, and Christopher E. Baggini, CFA, Senior Portfolio Manager/Global Equity Analyst are the co-lead portfolio managers of the Midcap Growth Fund. Mr. McHugh co-founded Turner in 1990. Mr. Baggini joined Turner in 2010.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, each Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class and Retirement Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class and Retirement Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class and Retirement Class Shares.

Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class and Retirement Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class and Retirement Class Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

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